                              Janus Investment Fund

                             Janus Money Market Fund
                       Janus Government Money Market Fund

                         Supplement dated April 17, 2009
                       to Currently Effective Prospectuses

Effective May 1, 2009, information related to the "TEMPORARY GUARANTEE PROGRAM" currently reflected in the "OTHER INFORMATION" section of the Prospectus is deleted as the Funds are not participating in the U.S. Treasury's Guarantee Program after April 30, 2009. In addition, the following replaces the corresponding information under each Fund's "MAIN INVESTMENT RISKS":

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The following replaces the corresponding information in the "INVESTMENT PERSONNEL" section relating to portfolio management of Janus Money Market Fund and Janus Government Money Market Fund:

     JANUS MONEY MARKET FUND

     J. ERIC THORDERSON, CFA, is Executive Vice President and Portfolio Manager of Janus Money Market Fund, which he has managed or co-managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.

     JANUS GOVERNMENT MONEY MARKET FUND

     J. ERIC THORDERSON, CFA, is Executive Vice President and Portfolio Manager of Janus Government Money Market Fund, which he has managed or co-managed since February 1999. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.

Effective May 1, 2009, references to co-portfolio managers in relation to Janus Money Market Fund and Janus Government Money Market Fund are deleted.

                Please retain this Supplement with your records.

                              Janus Investment Fund

                             Janus Money Market Fund
                       Janus Government Money Market Fund

                         Supplement dated April 17, 2009
           to Currently Effective Statement of Additional Information

Effective May 1, 2009, the last two paragraphs related to the U.S. Treasury's Temporary Guarantee Program under the "REDEMPTION OF SHARES" section in the Statement of Additional Information are deleted.

                Please retain this Supplement with your records.